Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated July 13, 2018
(to Prospectus dated May 2, 2018, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$50,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

This prospectus supplement supplements the prospectus supplement dated June 14, 2018, the prospectus supplement dated May 21, 2018, or the “May Prospectus Supplement”, and the accompanying prospectus thereto dated May 2, 2018, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $50,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with FBR Capital Markets & Co., or the “Sales Agreement.” This prospectus supplement provides certain updated financial information for the Company as of June 30, 2018.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-22 of the May Prospectus Supplement and page 18 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

UPDATED FINANCIAL INFORMATION

Status of the Offering

The number shares of our common stock and Series B Term Preferred Stock sold pursuant to the Sales Agreement, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal year ended December 31, 2017
Third Quarter	295,462	27,584	$6,827,712	$119,485	$6,708,227
Fourth Quarter	288,646	—	5,402,581	107,231	5,295,350
Fiscal year ending December 31, 2018
First Quarter	295,969	—	5,359,219	107,184	5,252,035
Second Quarter	360,232	—	6,534,174	130,683	6,403,490
Third Quarter (through July 13, 2018)	—	—	—	—	—
Total	1,240,309	27,584	$24,123,686	$464,583	$23,659,102

Estimated Financial Information as of June 30, 2018

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of June 30, 2018 was between $16.48 and $16.58.

In addition, management’s unaudited estimate of the range of our net investment income and realized gains/loss per share of our common stock for the quarter ended June 30, 2018 was between $0.33 and $0.37. The estimated range of our net investment income and realized gain/loss per share of common stock for the quarter ended June 30, 2018 is net of estimated non-recurring expenses of $0.20 per share of common stock related to the issuance of our 6.6875% notes due 2028 in April and May 2018 and the acceleration of unamortized issuance costs associated with the redemption of the Company's 7.00% notes due 2020 on May 24, 2018.

Distributions

On July 2, 2018, we declared three monthly distributions on shares of our common stock of $0.20 per share. Such distributions are expected to be paid on July 31, 2018, August 31, 2018 and September 28, 2018 to holders of record as of July 12, 2018, August 13, 2018 and September 12, 2018, respectively.

On July 2, 2018, we declared three monthly distributions of $0.161459 per share on shares of each of our 7.75% Series A Term Preferred Stock due 2022 and the Series B Term Preferred Stock. Such distributions are expected to be paid on July 31, 2018, August 31, 2018 and September 28, 2018 to holders of record as of July 12, 2018, August 13, 2018 and September 12, 2018, respectively.